UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DAXOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DAXOR CORPORATION

109 MECO LANE

OAK RIDGE, TN 37830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 24, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DAXOR CORPORATION (the “Company”) will be held at the offices of the Nasdaq Stock Exchange located at 4 Times Square, New York, New York 10036, on Tuesday, June 24, 2025 at 10:45 AM, Eastern Daylight Time. The Annual Meeting is being held for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated June 6, 2025:

1.	To elect a board of six directors, each to serve for a term of one year or until their successor shall have been duly elected and qualified.
2.	To ratify the appointment of Bush & Associates, CPA as the independent registered public accounting firm for the Company for the year ending December 31, 2025.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1, and “FOR” ratification of the appointment of Bush & Associates CPA, as the independent registered public accounting firm in Proposal 2.

Holders of record of our common stock at the close of business on May 19, 2025 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote per share.

By	Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Corporate Secretary

June 6, 2025

Whether or not you plan to attend the Annual Meeting in person, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be held on Tuesday, June 24, 2025.

This Proxy Statement and copies of the Company’s most recent Annual Report on Form N-CSR are available, without charge, to a stockholder upon request by calling (888) 774-3268 or writing Robert J. Michel at 109 Meco Lane, Oak Ridge, TN 37830, or at www.Daxor.com.

PROXY STATEMENT

DAXOR CORPORATION

109 Meco Lane

Oak Ridge, TN 37830

The accompanying proxy is solicited by and on behalf of Daxor Corporation’s (“Daxor” or the “Company”) Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders to be held at the offices of the Nasdaq Stock Exchange, located at 4 Times Square, New York, New York 10036, on Tuesday, June 24, 2025 at 10:45 AM EDT, or any adjournment or postponement thereof (“Annual Meeting”). Stockholders of record at the close of business on May 19, 2025 will be entitled to vote at the meeting. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders on or about June 6, 2025.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, our management will report on our performance during 2024 and respond to questions from the stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, May 19, 2025, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting, or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 19, 2025, 4,962,245 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How do I vote?

We will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and we will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

Shareholders that wish to cast their votes should do so in advance of the meeting via the proxy instruction provided in their mailing. Alternatively, proxy cards with valid control numbers may be hand-delivered in person at the meeting or scanned and e-mailed prior to vote closing at the start of the meeting to Robert J. Michel at rmichel@daxor.com.

Can I change my vote after I submit my proxy card?

The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors, or, if no direction is indicated, will be voted in favor of election as directors of all of the nominees listed below. The shares will be voted as directed with respect to the ratification of the independent registered public accounting firm, or, if no direction is indicated, will be voted in favor of ratification. Each proxy executed and returned by a stockholder may be revoked at any time hereafter by giving written notice of such revocation to our Corporate Secretary, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

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What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1, and “FOR” ratification of the appointment of Bush & Associates, CPA as the independent registered public accounting firm in Proposal 2.

What is our policy with respect to Board member attendance at the Annual Meeting?

Board members are encouraged to attend the Annual Meeting. However, Board members may attend this Annual Meeting via teleconference.

COMMON STOCK AND EQUITY OWNERSHIP OF DIRECTORS

On May 19, 2025, we had issued and outstanding 4,962,245 shares of common stock, par value $0.01 per share, each of which entitled the holder to one vote. Voting is not cumulative.

The following table sets forth the dollar range of shares of the company beneficially owned by each current director as of December 31, 2019, which is also the valuation date:

Name of Director	Share Ownership
Noninterested Persons
Joy Goudie	$1 - $10,000
Edward Feuer	$10,001 - $50,000
Henry D. Cremisi	Over $100,000
Caleb DeRosiers	$10,001 - $50,000
Interested Persons
Michael Feldschuh	Over $100,000
Jonathan Feldschuh	Over $100,000

PROPOSAL 1. ELECTION OF THE BOARD OF DIRECTORS

Stockholders are being asked to elect six directors to serve on our Board, to hold office until the next annual meeting or until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received “FOR” the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, at the discretion of the management, for the election of another person in his stead. The Board knows of no reason to anticipate that this will occur.

Directors and Officers

The management of the Company is the responsibility of the Board. None of the directors who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940) has ever been an employee of, or consultant to, the Company or its affiliates. Our officers serve annual terms and are elected on an annual basis.

The Board has an audit committee. The Board does not have a standing compensation committee or a nominating committee or a charter with respect to the process for nominating directors for election to our Board. We qualify as a “controlled company” under Nasdaq rules, as the Estate of Joseph Feldschuh, MD controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a result, the Nasdaq continued listing standards do not require us to have a nominating committee, compensation and stock option committee, or a written charter with regard to the process for nominating directors. In light of our status as a controlled company, our Board determined not to have an independent nominating function, and chose to have the full Board be directly responsible for nominating members of our Board, and not to have a compensation committee, but have the full Board participate directly in consideration of compensation. Accordingly, should the interests of our controlling stockholder differ from those of other stockholders, the other stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance rules under the Nasdaq listing requirements.

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The Company will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors. The recommendation must contain: (i) the name, address and telephone number of, and number of shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the shares at the time the recommendation was submitted, verification acceptable in form and substance to the Company of the stockholder’s ownership of shares at the time the recommendation was made. Stockholders and members of our Board can submit nominees for election to our Board to Michael Feldschuh for his consideration by February 21, 2026 at 109 Meco Lane, Oak Ridge, TN 37830.

The names and business addresses of our nominees, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold, or have held during the past five years, are set forth below. Michael Feldschuh is an “interested person” of the Company because he is the President and Chief Executive Officer of Daxor. Jonathan Feldschuh is an “interested person” because he is the Chief Scientific Officer. There is no “Fund Complex” as defined in the Investment Company Act of 1940.

There are no contracts, arrangements or understandings between any director and any other person (other than the directors acting solely in such capacity) pursuant to which the director has been or is to be selected as a director.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held (during past five years) by Director
“Noninterested Persons”

Henry D. Cremisi, MD FACP	Director	One year term, Director	Medical Director,	None	None
109 Meco Lane		since 2020	AstraZeneca, a
Oak Ridge, TN 37830			Pharmaceutical company

Age: 67

Edward Feuer	Director	One year term, Director	Managing Partner, Feuer	None	None
109 Meco Lane		since 2016	& Orlando, LLP, an
Oak Ridge, TN 37830			accounting firm

Age: 69

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held (during past five years) by Director

“Noninterested Persons”

Joy Goudie, Esq.	Director	One year term, Director	Registered Patent Attorney	None	None
109 Meco Lane		since 2020	Attorney
Oak Ridge, TN 37830

Age: 68

Caleb DeRosiers	Director	One year term, Director	Attorney	None	None
109 Meco Lane		since 2020
Oak Ridge, TN 37830

Age: 52

“Interested Persons”

Michael Feldschuh	Director and Chief Executive Officer	One year term, Director	Executive Vice President	One	None
109 Meco Lane		since 2013	Chairman, President, CEO
Oak Ridge, TN 37830		Indefinite as Officer since 2017

Age: 55

Jonathan Feldschuh	Director and Chief Scientific Officer	One year term, Director	Chief Scientific Officer	None	None
109 Meco Lane		since 2017
Oak Ridge, TN 37830		Indefinite as Officer, since 2008
Age: 60

John Jefferies	Chief Medical Officer	Indefinite	Chief Medical Officer	None	None
109 Meco Lane		since 2025
Oak Ridge, TN 37830
Age: 55

Robert J. Michel	Chief Financial Officer	Indefinite	Chief Financial Officer	None	Bio-Key International
109 Meco Lane		since 2018			2017 to Present
Oak Ridge, TN 37830
Age: 68

Board Leadership Structure

The Board of Directors is currently comprised of six members, four of whom are independent or disinterested persons, which means that they are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. If the nominees are elected, the Board will be comprised of six members, four of whom will be independent directors. The Board has general oversight responsibility with respect to the operation of the Company, and has established an audit committee to assist the Board in performing its oversight responsibilities.

As Chairman of the Board, Michael Feldschuh is the presiding officer at all meetings of the Board of Directors. We do not have a lead independent director. We have determined that our leadership structure is appropriate given the size and structure of the Company.

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Audit Committee

The audit committee operates pursuant to a Charter approved by the Board of Directors, a copy of which is available on our website. The Charter sets forth the responsibilities of the audit committee. The functions of the audit committee include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and internal accounting controls, and to meet with management concerning these matters, internal audit activities and other matters. The audit committee currently consists of Edward Feuer, Joy Goudie, and Caleb DesRosiers all of whom are considered independent under the rules promulgated by The Nasdaq Stock Exchange and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. Edward Feuer serves as Chairperson of the audit committee and has been designated as the audit committee Chairperson of the audit committee and has been designated as the audit committee financial expert under the Sarbanes-Oxley Act. The audit committee met 4 times in 2024. Please see “Proposal 2: Ratification of Independent Registered Public Accounting Firm” for a discussion regarding the audit committee’s report.

Board’s Risk Oversight Role

The day-to-day management of various risks relating to our administration and operation is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The Board notes that it is not practicable or possible to identify all of the risks that may impact the Company or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed, but that the Board carefully evaluates and addresses all material risks.

The Board has overseen our development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the Investment Company Act of 1940, and the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the Investment Company Act of 1940. The Board meets regularly with our Chief Compliance Officer on all aspects of our compliance requirements.

Qualifications of the Directors

Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, Henry Cremisi, Joy Goudie and Caleb DeRosiers each take a conservative and thoughtful approach to addressing issues facing the Company. Information indicating certain of the specific experience and qualifications of each of these directors relevant to the Board’s belief that they should serve in this capacity is provided in the table above. This combination of skills and attributes led to the conclusion that Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, Joy Goudie, Esq., Henry Cremisi, MD, FACP and Caleb DesRosiers should each serve as a director.

In making independent determinations, the Board observes all criteria for independence established by the SEC, The Nasdaq and other governing laws and regulations. The Board has determined that each of the directors (other than Michael Feldschuh and Jonathan Feldschuh) (i) is “independent” within the definitions contained in the current The Nasdaq listing standards and our Corporate Governance Guidelines; and has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment. The Board has determined that Edward Feuer qualifies as an “audit committee financial expert” as defined by the SEC. In addition, the Board has determined that each member of the audit committee meets the additional independence standards for audit committee members.

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Board and Officer Compensation

In July 2024 the outside directors who attended the annual meeting were paid $1,000 each for attendance at the annual meeting and a Board meeting which took place on the same day. The number of directors who attended the annual meeting was six. In addition, every director who attended a dial-in Board meeting was paid $375 for each meeting which took place respectively in April, September and December 2024. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board during 2024, with a total number of four Board meetings being held.

The table below sets forth the compensation for the last completed fiscal year for all directors of the Company and for each of the three highest-paid officers of the Company.

		Pension or Retirement Benefits	Estimated	Total
	Aggregate	Accrued As Part of	Annual	Compensation
Name of Person,	Compensation	Company	Benefits	Paid From
Position	From Company (1)	Expenses (2)	Upon Retirement (3)	Company
Interested Persons:

Michael Feldschuh,
Director , Chief Executive Officer	$100,000	$1,002	None	$101,002

Jonathan Feldschuh,
Director , Chief Scientific Officer	$127,920	$1,285	None	$129,205

John Jefferies
Chief Medical Officer	$160,000	$ 614	None	$160,614

Robert J. Michel
Chief Financial Officer	$150,000	$1,507	None	$151,507

Noninterested Persons:

Henry Cremisi,MD
Director	$1,750	None	None	$1,750

Edward Feuer,
Director	$1,750	None	None	$1,750

Joy Goudie, Esq.,
Director	$750	None	None	$750

Caleb DesRosiers
Director	$1,750	None	None	$1,750

(1)	In addition to salary compensation, Interested Directors and Officers were awarded the following Daxor stock grants:

Michael Feldschuh	45,000 Shares that vested on 12/6/24 value $400,050
Jonathan Feldschuh	32,000 Shares that vested on 12/6/24 value $284,480
Robert J. Michel	4,750 Shares that vested on 12/6/24 value $42,228

(2)	Amount represents the matching component of the Company’s 401(k) Plan.

(3)	As the Company’s 401(k) plan is not a defined benefit plan, future amounts are not estimable.

Required Vote

Stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders will be elected as directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

The Board of Directors recommends that the stockholders vote FOR the election of the nominees to serve as directors. Shares represented by executed but unmarked proxies will be voted FOR the election of all of the nominees.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee selected Bush & Associates, CPA as the independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2025, and requests that the stockholders ratify such selection. If stockholders do not ratify the selection of Bush & Associates, CPA, the audit committee will reconsider the selection.

Bush & Associates, CPA previously served as the independent registered public accounting firm, and audited the financial statements for the fiscal year ended December 31, 2024.

If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of ratifying Bush & Associates, CPA as our independent registered public accounting firm. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may choose to vote for you on the ratification of the appointment of Bush & Associates, CPA as independent registered public accountants for the Company, even if you do not provide voting instructions to such nominee.

Representatives of Bush & Associates, CPA are not expected to be present at the Annual Meeting.

Report of Audit Committee

The committee submits the following report pursuant to the U.S. Securities and Exchange Commission (“SEC”) rules:

●	The committee has reviewed and discussed with management and with Bush & Associates, CPA , the Company’s independent registered accounting firm, the audited financial statements of the Company for the year ended December 31, 2024 (the “Financial Statements”).

●	Has advised the management of the Company and the committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 114, which include among other items, matters related to the conduct of the audit of the Financial Statements.

●	The committee has received the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence” (which relates to the auditor’s independence from the Company and its related entities) from Bush & Associates CPA. It has discussed Bush & Associates, CPA independence with them.

●	Based upon the aforementioned review, discussions and representations of Bush & Associates, CPA and the unqualified audit opinion presented by Bush & Associates, CPA on the Financial Statements, the committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form N-CSR.

Members of the audit committee:

Edward Feuer, CPA, Chair
Joy Goudie, Esq.
Caleb DesRosiers, Esq.

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Fees Paid to Independent Auditor

We engaged principal accountants to perform audit services, audit-related services, and tax services during the past two fiscal years (no principal accountants were engaged to perform other services). “Audit services” refer to performing an audit of our annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to assurance services and related services by the principal accountant that are reasonably related to the performance of the audit, and audit-related services in connection with our offering of shares. “Tax services” refer to professional services rendered for tax compliance, tax advice, and tax planning. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by principal accountants.

The aggregate fees billed by Bush & Associates CPA, Citrin Cooperman & Company, LLP (“Citrin Cooperman”) and Baker Tilly for each of the last two fiscal years for audit services and audit-related services are provided below (no principal accountants were engaged to perform other services).

	FYE 12/31/2024 Bush & Associates CPA	FYE 12/31/2023 Citrin Cooperman LLP	FYE 12/31/2023 Baker Tilly
Audit Fees	$85,100	$109,250	$0
Audit-Related Fees	$0	$0	$27,635
All Other Fees	N/A	N/A	N/A

The aggregate fees billed by Zelin & Associates CPA LLC for each of the last two fiscal years for tax services are provided below.

	FYE 12/31/2024	FYE 12/31/2023
Tax Fees	$18,675	$18,000

Our audit committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by our independent registered public accounting firm. Under the policies, on an annual basis, our audit committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on our behalf.

Zero percent of the fees billed by the principal accountants applicable to non-audit service were pursuant to waiver of the pre-approval requirements. All of the principal accountants’ hours spent on auditing our financial statements were attributed to work performed by full-time permanent employees of the principal accountants. The principal accountants did not bill any non-audit fees to us, and we do not have an investment adviser.

We have not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction. We are not a foreign issuer.

Change in Independent Registered Public Accounting Firm

The audit committee conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, after Citrin Cooperman & Company, LLP resigned as the Company’s independent registered public accounting firm on November 1, 2024. The committee invited several public accounting firms to participate in this process. As a result of this process, the committee approved the appointment of Bush & Associates CPA (“Bush & Associates”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. This action replaced Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm as of December 3, 2024.

The report of Citrin Cooperman on the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2023, there were no disagreements with Citrin Cooperman on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Citrin Cooperman, would have caused Citrin Cooperman to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2023, or in the subsequent period through November 1, 2024. Citrin Cooperman did not audit the financial statements for the prior fiscal year ended December 31, 2022 as that was performed by Baker Tilly, LLP. The change in auditor for the prior fiscal year was previously disclosed.

During the fiscal years ended December 31, 2023 and 2022 and in the subsequent interim period through December 2, 2024, the Company has not consulted with Bush & Associates with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Required Vote

Assuming a quorum is present at our Annual Meeting, ratification of Bush & Associates, CPA will be determined by majority vote. A majority vote will occur if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition to ratification. Assuming a quorum is present; shares not voted at the Annual Meeting will not affect the outcome of the ratification of Bush & Associates, CPA.

Recommendation

The Board recommends that the stockholders vote FOR the ratification of the appointment of Bush & Associates, CPA as the independent registered public accounting firm for the Company for the year ending December 31, 2025. Shares represented by executed but unmarked proxies will be voted FOR ratification of Bush & Associates CPA.

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OTHER BUSINESS TO COME BEFORE THE MEETING

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company or other custodians will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

CONTROL PERSONS

The following table sets forth certain information as of the record date, concerning the ownership of the common stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding common stock, (b) each of our current directors and executive officers and (c) all of our directors and executive officers as a group.

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner (a) (b)	Owned(b)	Stock(b)
Estate of Joseph Feldschuh (c)	2,553,230	51.5%
Michael Feldschuh, President and Director (d)	232,694	4.7%
Jonathan Feldschuh, Chief Scientific Officer and Director (e)	52,574	1.1%
Robert J. Michel, Chief Financial Officer, Chief Compliance Officer (f)	29,717	*
John Jefferies, MD Chief Medical Officer (g)	21,615	*
Henry Cremisi. MD, Director (h)	26,666	*
Joy Goudie, Esq., Director (i)	9,733	*
Edward Feuer, Director (j)	8,433	*
Caleb DesRosiers (k)	15,823	*
All directors and officers as a Group (Estate + 8 persons) (l)	2,950,484	59.5%

*	Indicates less than 1%.

(a)	Unless otherwise indicated, the address of each person listed is c/o Daxor Corporation, 109 Meco Lane, Oak Ridge, TN 37830.

(b)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following May 19, 2025 are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

(c)	Includes 2,553,230 shares of common stock.

(d)	Includes 212,694 shares of common stock and 20,000 shares of common stock issuable upon the exercise of options issued under the Company’s 2020 Incentive Compensation Plan (the “2020 Plan”).

(e)	Includes 35,908 shares of common stock and 16,666 shares of common stock issuable upon the exercise of options issued under the 2020 Plan.

(f)	Includes 17,050 of common stock and 12,667 shares of common stock issuable upon the exercise of option issued under the 2020 Plan.

(g)	Includes 21,615 shares of common stock issuable upon the exercise of options issued under the 2020 plan.

(h)	Includes 26,666 shares of common stock issuable upon the exercise of options issued under the 2020 Plan.

(i)	Includes 300 shares of common stock and 9,433 shares of common stock issuable upon the exercise of options issued under the 2020 Plan.

(j)	Includes 1,000 shares of common stock and 7,433 shares of common stock issuable upon exercise of options issued under the 2020 Plan.
(k)	Includes 3,157 shares of common stock and 12,666 shares of common stock issuable upon exercise of options issued under the 2020 Plan.

(l)	See footnotes ( c ) through (k)

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Directors currently serving have options totaling 92,864 shares of common stock exercisable at prices ranging from $7.75 to $14.11 per share.

Number of Options
Name	Granted
Michael Feldschuh	20,000
Jonathan Feldschuh	16,666
Henry Cremisi MD	26,666
Joy Goudie Esq	9,433
Edward Feuer	7,433
Caleb DesRosiers	12,666
92,864

ADDITIONAL INFORMATION

Stockholder Proposals for the 2026 Annual Meeting

Stockholders interested in presenting a proposal for consideration at the Company’s annual meeting of stockholders in 2026 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s by-laws. To be eligible for inclusion in the proxy statement, the stockholder proposals must be received by the Company’s President no later than February 21, 2026.

Stockholders interested in presenting a proposal at the Company’s annual meeting of stockholders in 2026 outside the procedures prescribed in Rule 14a-8 (namely, a proposal to be presented at the annual meeting of stockholders in 2026 but not included in the Company’s proxy statement) must be received by the Company’s President no later than February 21, 2026 to be considered timely. Under the SEC’s proxy voting rules, the Company may exercise discretionary voting authority on stockholder proposals received after such date.

Administrator and Principal Underwriters

The responsibility of the Board of Directors is to exercise corporate powers and to oversee management of the business of the Company. The officers of the Company are principally responsible for its operations. The Company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the Company has no investment advisor, administrator, principal underwriters, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The Company’s Chief Executive Officer, Michael Feldschuh, is primarily responsible for the day-to-day management of any such investments.

10

Cost and Methods of Solicitation of Proxies

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by our officers and regular employees. The cost of solicitation of proxies will be borne by us, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to our stockholders.

Householding

We are required to provide an annual report and proxy statement or notice of availability of these materials to all stockholders of record. To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding but share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same mailing address and last name, and do not participate in electronic delivery of proxy materials, will receive only one copy of the annual report and proxy statement or notice of availability of these materials.

If you are a registered stockholder and would like to have separate copies of the annual report and proxy statement distributed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717, or call Broadridge at (866) 540-7095, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder and would like to have separate copies of the annual report and proxy statement, contact your broker. In addition, stockholders sharing an address receiving multiple copies may also request delivery in the future of a single copy of such documents. Stockholders may notify us of their requests by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Submission of Other Communications to the Board

Stockholders and other interested parties may communicate with the Board (or individual directors serving on the board) by sending written communications, addressed to any director or to the Board as a group, to our Chief Financial Officer, Robert J. Michel, at 109 Meco Lane, Oak Ridge, TN 37830 who will ensure that the communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be. Commercial advertisements or other forms of solicitation will not be forwarded.

	By	Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

June 6, 2025
Oak Ridge, TN

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198253 Daxor Proxy Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

DAXOR
THE BLOOD VOLUME COMPANY™

2025 Annual Meeting of Shareholders

June 24, 2025

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Directors
   - (1) Michael Feldschuh
   - (2) Jonathan Feldschuh
   - (3) Edward Feuer
   - (4) Joy Goudie, Esq.
   - (5) Henry D. Cremisi, MD, FACP
   - (6) Caleb DesRosiers, Esq.

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

____

CONTROL NUMBER

Signature______________________ **Signature, if held jointly**______________________ **Date**____________, **2025**

Note: Please sign as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such, of a Corporation, please sign in full corporate name by President or other authorized officer, please sign in partnership name by authorized person.

198253 Daxor Proxy Card Rev1 Back

2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DAXOR CORPORATION

The undersigned appoints Michael Feldschuh and Robert J. Michel and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Daxor Corporation held of record by the undersigned at the close of business on May 19, 2025 at the 2025 Annual Meeting of Shareholders of Daxor Corporation to be held on June 24, 2025 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)